AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                  SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.
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INVESTMENT COMPANY                      ORGANIZATION                          SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund            Delaware Statutory Trust

Franklin Custodian Funds, Inc.          Maryland Corporation                  Franklin Dynatech Fund
                                                                              Franklin Growth Fund
                                                                              Franklin Income Fund
                                                                              Franklin Utilities Fund

Franklin Floating Rate Master Trust     Delaware Statutory Trust              Franklin Floating Rate Master Series

Franklin Global Trust                   Delaware Statutory Trust              Fiduciary Core Fixed Income Fund
                                                                              Fiduciary Core Plus Fixed Income Fund
                                                                              Fiduciary European Smaller Companies Fund
                                                                              Fiduciary High Income Fund
                                                                              Fiduciary Large Capitalization Growth and Income Fund
                                                                              Fiduciary Small Capitalization Growth and Income Fund
                                                                              Franklin Global Aggressive Growth Fund
                                                                              Franklin Global Growth Fund
                                                                              Franklin International Smaller Companies Growth Fund

Franklin Gold and Precious Metals Fund  Delaware Statutory Trust

Franklin High Income Trust              Delaware Statutory Trust              AGE High Income Fund
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INVESTMENT COMPANY                      ORGANIZATION                          SERIES ---(IF APPLICABLE)
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Franklin Investors Securities Trust     Massachusetts Business Trust          Franklin Convertible Securities Fund
                                                                              Franklin Equity Income Fund
                                                                              Franklin Floating Rate Daily Access Fund
                                                                              Franklin Global Government Income Fund
                                                                              Franklin Low Duration Total Return Fund
                                                                              Franklin Real Return fund
                                                                              Franklin Total Return Fund

Franklin Managed Trust                  Delaware Statutory Trust              Franklin Rising Dividends Fund

Franklin Real Estate Securities Trust   Delaware Business  Trust              Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio   Delaware Statutory Trust

Franklin Strategic Series               Delaware Statutory Trust              Franklin Aggressive Growth Fund
                                                                              Franklin Biotechnology Discovery Fund
                                                                              Franklin Blue Chip Fund
                                                                              Franklin Global Communications Fund
                                                                              Franklin Global Health Care Fund
                                                                              Franklin Natural Resources Fund
                                                                              Franklin Small-Mid Cap Growth Fund I
                                                                              Franklin Small Cap Growth Fund II
                                                                              Franklin Strategic Income Fund
                                                                              Franklin Technology Fund
                                                                              Franklin U.S. Long-Short Fund

Franklin Templeton Fund Allocator Series                                      Franklin Templeton Conservative Target Fund
                                                                              Franklin Templeton Corefolio Allocation Fund
                                                                              Franklin Templeton Founding Funds Allocation Fund
                                                                              Franklin Templeton Growth Target Fund
                                                                              Franklin Templeton Moderate Target Fund
                                                                              Franklin Templeton Perspectives Allocation Fund
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INVESTMENT COMPANY                      ORGANIZATION                          SERIES ---(IF APPLICABLE)
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Franklin Templeton Variable             Massachusetts Business Trust          Franklin Aggressive Growth Fund
Insurance Products Trust                                                      Franklin Global Communications Securities Fund
                                                                              Franklin Growth and Income Securities Fund
                                                                              Franklin High Income Fund
                                                                              Franklin Income Securities Fund
                                                                              Franklin Large Cap Growth Securities Fund
                                                                              Franklin Money Market Fund
                                                                              Franklin Real Estate Fund
                                                                              Franklin Rising Dividends Securities Fund
                                                                              Franklin Small Cap Fund
                                                                              Franklin Small Cap Value Securities Fund
                                                                              Franklin Strategic Income Securities Fund
                                                                              Franklin U.S. Government Fund
                                                                              Franklin Zero Coupon Fund - 2005
                                                                              Franklin Zero Coupon Fund - 2010
                                                                              Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Global Income Securities Fund

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Franklin Value Investors Trust          Massachusetts Business Trust          Franklin Balance Sheet Investment Fund
                                                                              Franklin Large Cap Value Fund
                                                                              Franklin MicroCap Value Fund
                                                                              Franklin Small Cap Value Fund

Institutional Fiduciary Trust           Massachusetts Business Trust          Franklin Structured Large Cap Core Equity Fund
                                                                              Franklin Structured Large Cap Growth Equity Fund
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INVESTMENT COMPANY                      ORGANIZATION                          SERIES ---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Floating Rate Trust            Delaware Statutory Trust

Franklin Multi-Income Trust             Massachusetts Business Trust

Franklin Mutual Recovery Fund           Delaware Statutory Trust

Franklin Templeton High Yield Trust     Delaware Statutory Trust
(not yet offered)

Franklin Templeton Limited Duration     Delaware Statutory Trust
Income Trust

Franklin Universal Trust                Massachusetts Business Trust
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